Quarterly Holdings Report
for

Fidelity® Disruptive Finance Fund

February 28, 2021

DSF-QTLY-0421
1.9897384.100

Schedule of Investments February 28, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 1.3%
Internet & Direct Marketing Retail - 1.3%
MercadoLibre, Inc. (a)	536	$878,027
FINANCIALS - 68.3%
Banks - 15.3%
DBS Group Holdings Ltd.	119,874	2,394,963
DNB ASA	122,078	2,374,513
Sbanken ASA (b)(c)	45,955	438,848
Signature Bank	21,822	4,764,615
		9,972,939
Capital Markets - 26.3%
Apollo Global Management LLC Class A	28,661	1,417,573
Avanza Bank Holding AB	64,785	2,030,118
BlackRock, Inc. Class A	4,441	3,084,275
Brookfield Asset Management, Inc. Class A (b)	42,960	1,733,436
Cboe Global Markets, Inc.	8,764	867,285
Moelis & Co. Class A	41,205	2,127,826
MSCI, Inc.	2,378	985,729
SEI Investments Co.	29,184	1,634,304
Tradeweb Markets, Inc. Class A	13,807	1,005,012
Virtu Financial, Inc. Class A	81,090	2,211,324
		17,096,882
Consumer Finance - 12.0%
Ally Financial, Inc.	49,178	2,040,887
Capital One Financial Corp.	37,071	4,455,563
First Cash Financial Services, Inc.	20,828	1,318,829
		7,815,279
Insurance - 10.8%
Arch Capital Group Ltd. (a)	90,302	3,234,618
Arthur J. Gallagher & Co.	16,205	1,941,359
BRP Group, Inc. (a)	44,623	1,183,848
Hiscox Ltd. (a)	50,495	664,101
		7,023,926
Thrifts & Mortgage Finance - 3.9%
NMI Holdings, Inc. (a)	80,486	1,839,910
Pennymac Financial Services, Inc.	11,844	701,283
		2,541,193

TOTAL FINANCIALS		44,450,219

INDUSTRIALS - 3.3%
Professional Services - 3.3%
Equifax, Inc.	8,984	1,454,330
Verisk Analytics, Inc.	4,239	694,560
		2,148,890
INFORMATION TECHNOLOGY - 21.9%
IT Services - 21.9%
Affirm Holdings, Inc. (b)	254	23,637
Black Knight, Inc. (a)	18,986	1,456,036
Fidelity National Information Services, Inc.	13,706	1,891,428
Global Payments, Inc.	8,271	1,637,575
MasterCard, Inc. Class A	10,852	3,839,980
Network International Holdings PLC (a)(c)	58,461	302,172
PayPal Holdings, Inc. (a)	6,495	1,687,726
Visa, Inc. Class A	15,982	3,394,417
		14,232,971
REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 2.4%
Alexandria Real Estate Equities, Inc.	5,008	799,728
American Homes 4 Rent Class A	24,032	748,356
		1,548,084
TOTAL COMMON STOCKS
(Cost $52,592,107)		63,258,191

Money Market Funds - 3.8%
Fidelity Cash Central Fund 0.07% (d)	1,042,749	1,042,958
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	1,450,605	1,450,750
TOTAL MONEY MARKET FUNDS
(Cost $2,493,708)		2,493,708
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $55,085,815)		65,751,899
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(636,909)
NET ASSETS - 100%		$65,114,990

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $741,020 or 1.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$634
Fidelity Securities Lending Cash Central Fund	2,938
Total	$3,572

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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